                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                           CURRENT REPORT PURSUANT TO
                           SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                DECEMBER 30, 2003
                       -----------------------------------
                Date of report (Date of earliest event reported)

                   KUPPER PARKER COMMUNICATIONS, INCORPORATED
                       ----------------------------------
             (Exact Name of Registrant as Specified in its Charter)

                                    NEW YORK
                                ----------------
                 (State or Other Jurisdiction of Incorporation)

                                    000-24131
                                 --------------
                            (Commission File Number)

                    8301 MARYLAND AVENUE, ST. LOUIS, MISSOURI
                   ------------------------------------------
                    (Address of Principal Executive Offices)

                                   11-2250305
                                 --------------
                        (IRS Employer Identification No.)

                                      63105
                                    --------
                                   (Zip Code)

                                 (314) 290-2000
                              --------------------
               (Registrant's Telephone Number Including Area Code)

ITEM 5.  OTHER EVENTS AND REGULATION FD DISCLOSURE

On December 30, 2003, Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1


ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

The following exhibit is filed with this report.

---------------------------- ---------------------------------------------------
        EXHIBIT NO.                         DESCRIPTION
---------------------------- ---------------------------------------------------
           99.1               Press Release dated December 30, 2003
---------------------------- ---------------------------------------------------



                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Date:  December 30, 2003                   By:  /s/ Bruce Kupper
                                                Bruce Kupper
                                                Chief Executive Officer